EXHIBIT 99.1
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Alexander V. Rohan (AR/8687)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone: (212) 373-3000
Attorneys for Debtor in Possession


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------------X
                                         :    Chapter 11
In re:                                   :    Case No. 02-16212 (ALG)
                                         :
ACTRADE FINANCIAL TECHNOLOGIES LTD.,     :
                                         :
                                         :
                    Debtor.              :
-----------------------------------------X







                         MONTHLY OPERATING STATEMENT FOR
                THE PERIOD DECEMBER 13, 2002 TO JANUARY 31, 2003

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK





                                              CHAPTER 11 CASE NO. 02-16212 (ALG)





                      Actrade Financial Technologies Ltd.,
--------------------------------------------------------------------------------
                                     DEBTOR



                         Monthly Operating Statement for
                  Period December 13, 2002 to January 31, 2003


DEBTOR'S ADDRESS:
Actrade Financial Technologies Ltd.
7 Penn Plaza, Suite 422
New York, NY 10001

                                         Monthly Disbursements: $ NONE


DEBTOR'S ATTORNEY:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                         Monthly After Tax Loss: $(6,000)




      The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

      The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.




DATE: FEBRUARY 19, 2003


                              BY:  /S/ RICHARD MCCORMICK
                                 --------------------------------------
                                 RICHARD MCCORMICK
                                 CHIEF EXECUTIVE OFFICER
                                 ACTRADE FINANCIAL TECHNOLOGIES LTD.


INDICATE IF THIS IS AN AMENDED STATEMENT BY CHECKING HERE



                                              AMENDED STATEMENT  |  |

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
  Cash                                                           $       97
  Other current assets                                                   34
                                                                 ----------
    Total Current Assets                                                131

DUE FROM SUBSIDIARIES                                                18,929

INVESTMENTS IN SUBSIDIARIES                                             320
                                                                 ----------
TOTAL ASSETS                                                     $   19,380
                                                                 ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Accrued expenses                                               $    1,359
                                                                 ----------
    Total Current Liabilities                                         1,359

Liabilities Subject to Compromise:
  Accrued expenses                                                      303
                                                                 ----------
TOTAL LIABILITIES                                                     1,662
                                                                 ----------
STOCKHOLDERS' EQUITY
  Common stock, $0.0001 par value; authorized 100,000,000 shares,
  issued and outstanding 11,849,490 shares at January 31, 2003            1
  Additional paid in capital                                         58,102
  Accumulated deficit                                                (1,182)
  Treasury stock at cost; 1,336,678 shares at January 31, 2003      (39,203)
                                                                 ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $   19,380
                                                                 ==========



                       See Notes to Financial Statements.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
            FOR THE PERIOD DECEMBER 13, 2002 THROUGH JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)




Revenue                                                     $   --
Operating Expenses:
  General and administrative expenses                            6
                                                            -------
Total Operating Expenses                                         6
                                                            -------
Loss before reorganization items and income tax benefit         (6)

Reorganization items:
      Interest earned on accumulated cash resulting from
        Chapter 11 proceeding                                   --
                                                            -------
Net loss                                                    $   (6)
                                                            =======



                        See Notes to Financial Statements

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
            FOR THE PERIOD DECEMBER 13, 2002 THROUGH JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:

  Net loss                                                            $     (6)

Changes in operating assets and liabilities:
  Due from subsidiaries                                                   (987)
  Accrued expenses                                                         851
                                                                      --------

Net cash used in operating activities before Reorganization Items         (142)
                                                                      --------
Operating Cash Flow from Reorganization Items -
  Bankruptcy related professional fees paid                                 --
                                                                      --------

Net cash used in operating activities                                     (142)
                                                                      --------

Net decrease in cash during the period                                    (142)

Cash balance at beginning of period                                        239
                                                                      --------

Cash balance at end of period                                         $     97
                                                                      ========


                        See Notes to Financial Statements

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 1. BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Financial Technologies Ltd. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.


NOTE 3. PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Financial Technologies Ltd. (the "Debtor") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the January 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 4. REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5. INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Financial Technologies Ltd. are consolidated with all of its wholly owned subsidiaries. The intercompany balances that are included on the accompanying financial statements under the caption of Due from Subsidiaries amounted to $18,929 at January 31, 2003.

NOTE 6. SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Financial Technologies, Ltd. operates as a holding company. Almost all of its operating expenses including professional fees and other related expenses attributable to the reorganization filings are recognized and paid by its wholly owned subsidiary, Actrade Capital, Inc., also a Debtor-in-possession. Since Actrade Financial Technologies Ltd. is legally liable for the outstanding liabilities, Actrade Capital, Inc. charged back Actrade Financial Technologies Ltd. through intercompany accounts for the outstanding liabilities as of January 31, 2003. Actrade Financial Technologies Ltd. paid no professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through January 31, 2003.

                                                                       EXHIBIT 1

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                JANUARY 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                   INTERCOMPANY               TOTAL MONTHLY
                                                          TOTAL MONTHLY       DISBURSEMENTS INCLUDED     DISBURSEMENTS EXCLUDING
DEBTOR COMPANY                          CASE NUMBER       DISBURSEMENTS              IN TOTAL                  INTERCOMPANY
--------------                         --------------     -------------       ----------------------     ------------------------
Actrade Financial Technologies Ltd.    02-16212 (ALG)        $   141                  $  141                     $   --
                                                             -------                  ------                     ------

                                                             $   141                  $  141                     $   --
                                                             =======                  ======                     ======
